UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2017

ZEDGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-37782	26-3199071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Cortlandt Street (14th Floor), New York, NY	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 577-3424

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On March 16, 2017, Zedge, Inc. (the “Registrant”) issued a press release announcing its results of operations for its fiscal quarter ended January 31, 2017. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Registrant is furnishing the information contained in this Report, including Exhibit 99.1, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC unless otherwise expressly stated in such filing. In addition, this Report and the press release contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the press release.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 15, 2017, Marie Therese Carney submitted her resignation as a director of the Registrant. Ms. Carney’s resignation was accepted by the Board of Directors on March 15, 2017.

(d) On March 15, 2017, the Registrant’s Board of Directors elected Todd E. Feldman, age 41, as a director to serve until the next annual meeting of the Registrant’s stockholders. Mr. Feldman was also appointed to serve on the Audit Committee, Compensation Committee and Corporate Governance Committee of the Board of Directors, and as Chairman of the Corporate Governance Committee.

There are no arrangements or understandings between Mr. Feldman and any other person pursuant to which Mr. Feldman was elected as a member of the Board of Directors. Mr. Feldman has not entered into any related person transactions with the Registrant that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Feldman will be entitled to receive non-employee director compensation in accordance with the Registrant’s policy on director compensation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Document
99.1	Earnings Release, dated March 16, 2017, reporting the results of operations for Zedge, Inc.’s fiscal quarter ended January 31, 2017

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEDGE, INC.

By:	/s/ Jonathan Reich
Name:	Jonathan Reich
Title:	Chief Financial Officer

Dated: March 16, 2017

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EXHIBIT INDEX

Exhibit Number	Document
99.1	Earnings Release, dated March 16, 2017, reporting the results of operations for Zedge, Inc.’s fiscal quarter ended January 31, 2017

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